Other liabilities and provisions	6 Months Ended
Jun. 30, 2022
Other liabilities and provisions
Other liabilities and provisions

12.   Other liabilities and provisions

	At June 30,	At December 31,
	2022	2021
	$'m	$'m
Other liabilities
Non-current	179	325
Provisions
Current	14	10
Non-current	16	18
	209	353

Other liabilities

Resulting from the AMP Transfer, effective on April 1, 2021, AGSA has a contingent right to receive up to 60.73 million Earnout Shares. The Earnout Shares are issuable by AMP to AGSA subject to attainment of certain stock price hurdles, with equal amounts of shares at $13, $15, $16.50, $18, and $19.50, respectively, over a five-year period from the 180th day following the closing of the Merger on August 4, 2021. In accordance with IAS 32 (Financial Instruments—Presentation), the arrangement has been assessed to determine whether the Earnout Shares represent a liability or an equity instrument. As the arrangement may result in AMP issuing a variable number of shares in the future, albeit capped at a total of 60.73 million shares, the Earnout Shares have, in accordance with the requirements of IAS 32, been recognized as a financial liability measured at fair value in the consolidated financial statements. A valuation assessment was performed for the purpose of determining the financial liability using a Monte Carlo simulation using key assumptions for: volatility (50%) (December 31, 2021: volatility 34%); a dividend yield implicit from the traded closing price of the AMP warrants; risk-free rate; and traded closing AMP share price. The estimated valuation of the liability as of June 30, 2022, and December 31, 2021, were $162 million and $292 million, respectively. Any changes in the valuation have been reflected in net exceptional finance income. Any increase or decrease in volatility of 5% would result in an increase or decrease in the liability as of June 30, 2022, of approximately $21 million. Alternatively, an increase in the market-implied dividend yield of 1% would result in a decrease in the liability as of June 30, 2022, of approximately $8 million.

On August 4, 2021, all warrants previously exercisable for the purchase of shares in Gores Holdings V were converted into AMP warrants exercisable for the purchase of shares in AMP at an exercise price of $11.50 over a five-year period after the closing of the Merger on August 4, 2021. In accordance with IAS 32, those warrants have been recognized as a financial liability measured at fair value in the consolidated financial statements. For the warrants issued to the former sponsors of Gores Holdings V (“Private Warrants”) a valuation was performed for the purpose of determining the financial liability. The valuation applied a Black Scholes model, using key assumptions for volatility (50%) (December 31, 2021: volatility 34%); a dividend yield implicit from the traded closing price of the AMP warrants; and risk-free rate. All other outstanding warrants (“Public Warrants”) were valued using the traded closing prices of the AMP warrants. The estimated valuation of the liability as of June 30, 2022, and December 31, 2021, were $17 million and $33 million, respectively. Any changes in the valuation have been reflected in net exceptional finance income. Any increase or decrease in volatility of 5% would result in an increase or decrease in the fair value of the Private Warrants as of June 30, 2022, of approximately $1 million. Alternatively, an increase in the market-implied dividend yield of 1% would not result in a significant change in the fair value of the Private Warrants as of June 30, 2022.